BLACKROCK BOND ALLOCATION TARGET SHARES
BATS: Series N Portfolio

Supplement dated April 28, 2011 to the
Prospectus and Statement of Additional Information, each dated July 28, 2010

On March 18, 2011, the Board of Trustees of BlackRock Bond Allocation Target Shares, on behalf of its series, BATS: Series N Portfolio (the “Fund”), approved a proposal to close the Fund to new and subsequent investments and to liquidate the Fund. Accordingly, on April 29, 2011, all of the assets of the Fund will be liquidated completely, and the Fund will be terminated.

Shareholders should retain this Supplement for future reference.

Code# PRO&SAI-BATS-0511SUP